UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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KnightSwan Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED JUNE 26, 2023

KNIGHTSWAN ACQUISITION CORPORATION

99 WALL STREET, #460

NEW YORK, NY 10005

Dear KnightSwan Acquisition Corporation Stockholder:

You are cordially invited to attend a special meeting of stockholders of KnightSwan Acquisition Corporation, a Delaware corporation (the “Company”), which will be held on                , 2023, at 10:00 a.m., Eastern Time (the “Special Meeting”).

The Special Meeting will be held virtually. You may attend the Special Meeting and vote your shares electronically during the Special Meeting via live webcast by visiting                . You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

As more fully described in the accompanying proxy statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

1.

Proposal No. 1 — The “Extension Amendment Proposal” — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “Business Combination”, from July 25, 2023, or the “Termination Date”, to                  (or such earlier date as determined by the Board), which we refer to as the “Extension”, and such later date, the “Extended Date”; and

2.

Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension.

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Since its initial public offering, the Company has evaluated numerous potential transactions and Business Combination targets. However, the Company has not yet entered into a definitive agreement for a Business Combination. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete a Business Combination.

The Certificate of Incorporation provides that the Company currently has until July 25, 2023 to complete its initial Business Combination (the “Termination Date”). KnightSwan Sponsor LLC (the “Sponsor”) has the

option to extend the period of time the Company will have to complete an initial Business Combination up to two times by an additional three months (for a total extension of up to 6 months), subject to the Sponsor, or its affiliates or designees, depositing an additional $2,300,000 into the trust account (as defined below) for each applicable extension (the “Extension Option”). The Extension Amendment Proposal, if approved, would allow the Company to extend the Termination Date from July 25, 2023 to                  without requiring the Sponsor to exercise the Extension Option.

The Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company to seek an extension of the Termination Date and ask the Company’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Company will call a separate special meeting of its stockholders to approve a Business Combination (referred to herein as the “Business Combination Special Meeting”). The Board believes that it is in the best interests of the Company stockholders that the Extension be obtained so that the Company will have additional time to consummate a Business Combination.

Without the Extension, the Company would not be able to complete a Business Combination on or before the Termination Date (unless the Sponsor exercises the Extension Option). If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Termination Date, the Company will (unless the Sponsor exercises the Extension Option): (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Shares”), in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest (net of amounts withdrawn to pay the Company’s tax obligations (“Permitted Withdrawals”) and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any excise tax due under the Inflation Reduction Act of 2022 in connection with any redemptions of the Public Shares in connection with any redemption event.

If the Extension is approved and implemented, the Company intends to continue searching for a target business with which to effect a Business Combination as soon as practicable and in any event on or before the Extended Date.

If the Company does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

As contemplated by the Certificate of Incorporation, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”).

On the Record Date (as defined below), the redemption price per share was approximately $                , based on the aggregate amount on deposit in the Trust Account of approximately $                million as of the Record Date (including interest not previously released to the Company but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the New York Stock Exchange on the Record Date was $                . Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights

would result in a public stockholder receiving approximately $                [more/less] per share than if the stock was sold in the open market. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of Class A Common Stock and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” or “founder shares” and, together with the Class A Common Stock, the “Common Stock”), voting together as a single class. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. The Extension Amendment Proposal, if approved, would allow the Company to extend the Termination Date from July 25, 2023 to                without requiring the Sponsor to exercise the Extension Option. The Company does not expect to proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Special Meeting or if the Company determines that additional time is necessary to effectuate the Extension.

The accompanying proxy statement provides stockholders with detailed information about the Extension Amendment Proposal and other matters to be considered at the Special Meeting, including the Company stockholders’ right to redeem their Public Shares for a pro rata portion of the cash held in our Trust Account in connection with the Extension. We encourage you to read the entire accompanying proxy statement, including any Annexes and other documents referred to therein, carefully and in their entirety.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE THE COMPANY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES.

The Board has fixed the close of business on                 , 2023 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a Business Combination Special Meeting, you will retain the right to vote on a Business

Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of KnightSwan Acquisition Corporation

Teresa Carlson Chair of Board of Directors and Interim Chief Executive Officer , 2023

The accompanying proxy statement is dated             , 2023, and is first being mailed to stockholders of the Company on or about            , 2023.

IMPORTANT

Your vote is very important.    Whether or not you plan to attend the Special Meeting online, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on                 , 2023: This notice of meeting and the accompanying proxy statement are available at                 .

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF KNIGHTSWAN ACQUISITION CORPORATION

TO BE HELD ON                 , 2023

To the Stockholders of KnightSwan Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of KnightSwan Acquisition Corporation, a Delaware corporation (the “Company,” “we,” “our” or “us”), will be held on                , 2023, at 10:00 a.m., Eastern time, via live webcast at the following address:                . You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. You are cordially invited to attend the Special Meeting for the following purposes:

1.

Proposal No. 1 — The “Extension Amendment Proposal” — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which the Company has to consummate a Business Combination (the “Extension”) from July 25, 2023 to                  (or such earlier date as determined by the Board) (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.

Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Since its initial public offering, the Company has evaluated numerous potential transactions and Business Combination targets. However, the Company has not yet entered into a definitive agreement for a Business Combination. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete a Business Combination.

The Certificate of Incorporation provides that the Company currently has until July 25, 2023 to complete its initial Business Combination (the “Termination Date”). KnightSwan Sponsor LLC (the “Sponsor”) has the option to extend the period of time the Company will have to complete an initial Business Combination up to two times by an additional three months (for a total extension of up to 6 months), subject to the Sponsor, or its affiliates or designees, depositing an additional $2,300,000 into the trust account (as defined below) for each applicable extension (the “Extension Option”). The Extension Amendment Proposal, if approved, would allow the Company to extend the Termination Date from July 25, 2023 to                without requiring the Sponsor to exercise the Extension Option.

The Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company to seek an extension of the Termination Date and ask the Company’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Company will call a separate special meeting of its stockholders to approve a Business Combination (referred to herein as the “Business Combination Special Meeting”). The Board believes that it is in the best interests of the Company stockholders that the Extension be obtained so that the Company will have additional time to consummate a Business Combination.

Without the Extension, the Company would not be able to complete a Business Combination on or before the Termination Date (unless the Sponsor exercises the Extension Option). If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Termination Date, the Company will (unless the Sponsor exercises the Extension Option): (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to

i

lawfully available funds therefor, redeem 100% of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Shares”), in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest (net of amounts withdrawn to pay the Company’s tax obligations (“Permitted Withdrawals”) and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any excise tax due under the Inflation Reduction Act of 2022 in connection with any redemptions of the Public Shares in connection with any redemption event.

If the Extension is approved and implemented, the Company intends to continue searching for a target business with which to effect a Business Combination as soon as practicable and in any event on or before the Extended Date.

If the Company does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

As contemplated by the Certificate of Incorporation, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Class A Common Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”).

On the Record Date (as defined below), the redemption price per share was approximately $                , based on the aggregate amount on deposit in the Trust Account of approximately $                million as of the Record Date (including interest not previously released to the Company but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the New York Stock Exchange on the Record Date was $                . Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $                 [more/less] per share than if the stock was sold in the open market. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE THE COMPANY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM

YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES.

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of the Company’s Class A Common Stock and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” or “founder shares” and, together with the Class A Common Stock, the “Common Stock”), voting together as a single class. The Company will not proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Record holders of Common Stock at the close of business on                 , 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were                  issued and outstanding shares of Common Stock. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement is dated                 , 2023 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of KnightSwan Acquisition Corporation

Teresa Carlson
Chair of Board of Directors and Interim Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON                , 2023

This Notice of Special Meeting and Proxy Statement are available at                 .

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our and our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

•	the Company’s ability to select an appropriate target business or businesses;

•	the Company’s ability to complete a Business Combination;

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Class A Common Stock and other securities of the Company;

•

the use of funds not held in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”) or available to the Company from interest income on the Trust Account balance; and

•	the competitive environment in which the Company will operate following a Business Combination.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2023, as amended, in the Company’s subsequent Quarterly Reports on Form 10-Q and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

v

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 10, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on May 13, 2022, August 10, 2022, and November 10, 2022, and in the other reports we file with the SEC before making a decision on how to vote on the proposals at the Special Meeting. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to continue searching for a target business with which to effectuate an initial Business Combination. If the Company enters into a definitive Business Combination agreement, the Company expects to seek stockholder approval of a Business Combination (as defined below) by means of a proxy statement or a proxy statement/prospectus that will be filed with the SEC following the SEC declaring effective a Registration Statement on Form S-4 (the “Business Combination Registration Statement”), to be filed by the Company, which will include our preliminary proxy statement/prospectus for a Business Combination. A Business Combination Registration Statement has not been filed with or declared effective by the SEC, and the Company cannot complete a Business Combination unless a Business Combination Registration Statement is declared effective by the SEC. As of the date of this proxy statement, the Company cannot estimate when, or if, the SEC will declare the Business Combination Registration Statement effective.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. If the Company does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting. In such case, KnightSwan Sponsor LLC (the “Sponsor”) may still exercise its option to extend the period of time the Company will have to complete an initial Business Combination up to two times by an additional three months (for a total extension of up to 6 months), subject to the Sponsor, or its affiliates or designees, depositing an additional $2,300,000 into the trust account for each applicable extension (the “Extension Option”). The Extension Amendment Proposal (as defined below), if approved, would allow the Company to extend the Termination Date from July 25, 2023 to                without requiring the Sponsor to exercise the Extension Option.

The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Regulatory delays could cause us to be unable to consummate a Business Combination.

We do not expect that any material regulatory approvals or actions will be required for completion of a Business Combination besides the SEC’s review of the Business Combination Registration Statement and the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), on account of certain foreign ownership restrictions on U.S. businesses. We do not believe that either we or our Sponsor constitute, are controlled by or have substantial ties with, a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person”, we could be subject to such foreign ownership restrictions and/or CFIUS review.

Because we have only a limited time to complete our initial Business Combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with a Business Combination or to resolve the above-mentioned investigations within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive an amount per share based on the funds available in our Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A Common Stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into law. The IR Act provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased (although it may reduce the amount of cash distributable in a current or subsequent redemption). The amount of the excise tax is generally 1% of any positive difference between the fair market value of any shares repurchased by the repurchasing corporation during a taxable year and the fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. In addition, a number of exceptions apply to this excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, this excise tax.

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax. The notice generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of aspects of the excise tax (including its application and operation with respect to SPACs) remain unclear and such interim operating rules are subject to change.

Because the application of this excise tax is not entirely clear, any redemption or other repurchase effected by us, in connection with a Business Combination, extension vote or otherwise, may be subject to this excise tax. Because any such excise tax would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our Class A Common Stock or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with a Business Combination will depend on a number of factors, including (i) the structure of the Business Combination, (ii) the fair market value of the redemptions and repurchases in connection with the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or any other equity issuances within the same taxable year of the Business Combination) and (iv) the content of any subsequent regulations, clarifications, and other guidance issued by the Treasury. Further, the application of the excise tax in respect of distributions pursuant to a liquidation of a publicly traded U.S. corporation is uncertain and has not been addressed by the Treasury in regulations, and it is possible that the proceeds held in the Trust Account could be used to pay any excise tax owed by us in the event we are unable to complete a Business Combination in the required time and redeem 100% of our remaining Class A Common Stock in accordance with our Amended and Restated Certificate of Incorporation, in which case the amount that would otherwise be received by our public stockholders in connection with our liquidation would be reduced.

For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any excise tax due under the Inflation Reduction Act of 2022 in connection with any redemptions of the Public Shares in connection with any redemption event.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination, and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “2022 Proposed Rules”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. The 2022 Proposed Rules, if adopted, whether in the form proposed or in revised form, and certain positions and legal conclusions expressed by the SEC in connection with the 2022 Proposed Rules, may materially adversely affect our ability to negotiate and complete our Business Combination and may increase the costs and time related thereto.

See also “—We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A Common stock” and “—If we are deemed to be an investment company under the Investment Company Act, we will be required to institute burdensome compliance requirements and our activities will be restricted, which may make it difficult for us to complete our Business Combination.”

If we are deemed to be an investment company under the Investment Company Act, we will be required to institute burdensome compliance requirements and our activities will be restricted, which may make it difficult for us to complete our Business Combination.

If we are deemed to be an investment company under the Investment Company Act, our activities will be restricted, including, without limitation, restrictions on the nature of our investments, restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by us, each of which may make it difficult for us to complete a Business Combination. In addition, if we are deemed to be an investment company, we will have imposed upon us burdensome requirements, including, without limitation, registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, our capital structure); adoption of a specific form of corporate structure; and reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

Our business is to identify and complete a Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor. Moreover, the proceeds of our initial public offering held in the Trust Account have been invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments and cash (including demand deposit accounts), and by having a business plan targeted at acquiring and growing businesses for the long-term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we do not believe we are an “investment company” within the meaning of the Investment Company Act. Despite these actions, we may nevertheless be deemed to be an unregistered investment company under the Investment Company Act. Limiting our investment as described above could cause the interest earned on the funds held in the Trust Account to be less than the returns that could otherwise be earned on such funds, and thereby reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Trust Account. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company.

If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial Business Combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless. If we are unable to complete a Business Combination on or before the Extended Date, our public stockholders may receive only approximately $10.10 per share on the liquidation of our Trust Account and our warrants will expire worthless. In certain circumstances, our public stockholders may receive less than $10.10 per share on the redemption of their shares if we are unable to complete our initial Business Combination within the completion window.

Since the Sponsor, our directors and officers and certain investors in our IPO will lose all or a portion of their investment in us if an initial Business Combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the founder shares or private placement warrants or their respective underlying shares, which will expire worthless, in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and certain investors in our IPO will not receive any monies held in the Trust Account as a result of their ownership of an aggregate amount of 5,750,000 shares of Class B common stock , par value $0.0001 per share (the “Class B Common Stock” or “founder shares”) that were issued to the Sponsor prior to our initial public offering, which was consummated on January 25, 2022 (“initial public offering” or “IPO”) and 13,100,000 private placement warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial Business Combination is not consummated.

Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial Business Combination, even if other holders of our shares experience a negative rate of return, due to the Sponsor having initially purchased the founder shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may influence their motivation in identifying and selecting a target for a Business Combination and consummating a Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

Furthermore, the Sponsor may exercise the Extension Option. The Extension Amendment Proposal, if approved, would allow the Company to extend the Termination Date from July 25, 2023 to                  without requiring the Sponsor to exercise the Extension Option. The Sponsor may vote its shares in favor of the Extension Amendment Proposal in order to avoid exercising the Extension Option.

The New York Stock Exchange (the “NYSE”) may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Units (as defined below), Class A Common Stock and public warrants are listed on the NYSE. We cannot assure you that our securities will continue to be listed on the NYSE in the future, following the Extension or prior to a Business Combination. In order to continue listing our securities on the NYSE prior to a Business Combination, we must maintain certain financial, distribution and stock price levels. In general, we must maintain a minimum number of holders of our securities. Additionally, in connection with a Business Combination, we will be required to demonstrate compliance with the NYSE’s initial listing requirements, which are more rigorous than the NYSE’s continued listing requirements, in order to continue to maintain the listing of our securities on the NYSE. For instance, our stock price would generally be required to be at least $4 per share. We cannot assure you that we will be able to meet those initial listing requirements at that time.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our Units, Class A Common Stock and public warrants are listed on the NYSE, our Units, Class A Common Stock and public warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to the Company stockholders. Stockholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting.

Q: Why am I receiving this proxy statement?

A:

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held virtually on                , 2023, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar Business Combination with one or more businesses. On January 25, 2022, the Company consummated its initial public offering of 23,000,000 units (the “Units”), each consisting of one share of Class A Common Stock and one-half of one redeemable public warrant (the “Public Warrants”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000. Like most blank check companies, the Company’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Shares”), sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

The Company believes that it is in the best interests of the Company’s stockholders to continue the Company’s existence until the Extended Date, if necessary, in order to allow the Company additional time to complete a Business Combination and is therefore holding this Special Meeting.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	The Company stockholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 — The “Extension Amendment Proposal” — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which the Company has to consummate a Business Combination (the “Extension”) from July 25, 2023 to                (or such earlier date as determined by the Board) (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.

Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Q:	Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:

The Company’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete a Business Combination.

The Board believes that it is in the best interests of the Company stockholders that the Extension be obtained so that the Company will have additional time to consummate a Business Combination. Without the Extension, the Company would not be able to complete a Business Combination on or before the Termination Date (unless the Sponsor exercises the Extension Option). If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Termination Date, the Company will (unless the Sponsor exercises the Extension Option): (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest (net of amounts withdrawn to pay the Company’s tax obligations (“Permitted Withdrawals”) and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

The Extension Amendment Proposal, if approved, would allow the Company to extend the Termination Date from July 25, 2023 to                without requiring the Sponsor to exercise the Extension Option.

If the Extension is approved and implemented, the Company intends to continue searching for a target business with which to effect a Business Combination as soon as practicable and in any event on or before the Extended Date.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential Business Combination opportunities, circumstances warrant ensuring that the Company is in the best position possible to consummate a Business Combination and that it is in the best interests of the Company’s stockholders that the Company obtain the Extension. The Company believes a Business Combination will provide significant benefits to its stockholders.

Public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price (the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, regardless of whether such stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the stockholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price (the “Withdrawal”) and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $                 million that was in the Trust Account as of                 , 2023. In such event, we may need to obtain additional funds to complete an initial Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Q:	What vote is required to approve the proposals presented at the Special Meeting?

A:

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of                 , 2023 (the “Record Date”). A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

The Company believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete a Business Combination until the Extended Date. The Extension would give the Company additional time to complete a Business Combination.

The Board believes that it is in the best interests of the Company stockholders that the Extension be obtained so that the Company will have additional time to consummate a Business Combination. Without the Extension, the Company would not be able to complete a Business Combination on or before the Termination Date (unless the Sponsor exercises the Extension Option). If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Termination Date, the Company will (unless the Sponsor exercises the Extension Option): (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

If the Extension is approved and implemented, the Company intends to continue searching for a target business with which to effect a Business Combination as soon as practicable and in any event on or before the Extended Date.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant ensuring that the Company is in the best position possible to consummate a Business Combination and that it is in the best interests of the Company’s stockholders that the Company obtain the Extension. The Company believes a Business Combination will provide significant benefits to its stockholders.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.

Q:	When would the Board abandon the Extension Amendment Proposal?

A:

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Q:	How will the Sponsor and the Company’s directors and officers vote?

A:

The Sponsor and the Company’s directors and officers have advised the Company that they intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and the Company’s directors and officers and their respective affiliates are not entitled to redeem any shares of Common Stock in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 shares of Class B Common Stock, representing approximately 20.0% of the Company’s issued and outstanding shares of Common Stock.

The Sponsor and the Company’s directors, officers and advisors, or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares of Common Stock in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares of Common Stock so purchased. The purpose of such purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. None of the Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934 (the “Exchange Act”).

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote unless the Company determines that additional time is necessary to effectuate the Extension.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, the Sponsor may still exercise the Extension Option.

If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Termination Date, the Company will (unless the Sponsor exercises the Extension Option): (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Holders of our shares of Class B Common Stock waived their rights to participate in any liquidation distribution with respect to the 5,750,000 shares of Class B Common Stock held by them. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account. The Company will pay any costs from its remaining assets outside of the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	We are seeking the Extension Amendment to provide us with additional time to complete a Business Combination. Our efforts to complete a Business Combination will involve:

•	continuing to search for a target business;

•	entering into a definitive Business Combination agreement;

•	filing a Business Combination Registration Statement;

•	establishing a meeting date and record date for the Business Combination Special Meeting, and distributing proxy materials to stockholders;

•	attempting to ensure that the conditions to the closing of a Business Combination are satisfied; and

•	holding the Business Combination Special Meeting.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to July 25, 2023. If the Extension Amendment Proposal is approved, we expect to continue searching for a target business with which to effectuate a Business Combination. If we enter into a definitive Business Combination agreement, we expect to seek stockholder approval of a Business Combination. If stockholders approve a Business Combination, we expect to consummate a Business Combination as soon as practicable following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the Common Stock outstanding as of the Record Date, we intend to file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our Common Stock and Public Warrants are expected to remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor as a result of its ownership of shares of Class B Common Stock.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Q:	Where will I be able to find the voting results of the Special Meeting?

A:

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:	Would I still be able to exercise my redemption rights if I vote “AGAINST” a Business Combination?

A:

Unless you elect to redeem your Public Shares at this time, you will be able to vote on a Business Combination at the Business Combination Special Meeting if you are a stockholder on the record date for the Business Combination Special Meeting. If you disagree with a proposed Business Combination, you will retain your right to redeem your Public Shares upon consummation of a Business Combination in connection with the Business Combination Special Meeting, subject to any limitations set forth in our Certificate of Incorporation.

If the Company does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote by sending a later-dated, signed proxy card to the Company’s Chief Financial Officer at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to the Company’s Chief Financial Officer, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal must be approved by the affirmative vote of the holders of at least 65% of all then outstanding shares of Common Stock as of the Record Date. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. With respect to the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Extension Amendment Proposal and the Adjournment Proposal are considered “non-routine” proposals. Accordingly, your broker, bank or nominee may not vote your shares with respect to such proposal without receiving voting instructions. In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

Q:	How can I attend the Special Meeting?

A:

You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting                 . You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you are a beneficial owner and do not have your 16-digit meeting control number, contact your banker, broker or other nominee. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online.

Q:	What constitutes a quorum at the Special Meeting?

A:

A quorum will be present at the Special Meeting if a majority of the Common Stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. As of the Record Date, 14,375,001 shares of Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares represented by stockholders present in person online at the Special Meeting or by proxy may authorize adjournment of the Special Meeting to another date.

Q:	How do I vote?

A:

If you were a holder of record of Common Stock on the Record Date, you may vote with respect to the applicable proposals in person online at the Special Meeting, by internet or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to vote by internet, visit                 , 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on                 , 2023 (have your proxy card in hand when you visit the website). If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting

. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Alternatively, you may vote over the internet as instructed by your broker, banker or other nominee. “Street name” stockholders who wish to vote at the Special Meeting will need the 16-digit meeting control number included on the instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders and recommends that the Company’s stockholders vote “FOR” the Adjournment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A.

The Company’s directors and executive officers and their respective affiliates may have interests that are different from, in addition to or in conflict with, yours. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in making their recommendation that you vote in favor of the approval of the Extension Amendment Proposal. See the section entitled “Special Meeting of the Company Stockholders – Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to the Company’s stockholders in connection with the Extension Amendment Proposal under the General Corporation Law of the State of Delaware.

Q:	If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:	No. There are no redemption rights with respect to the Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in Business Combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, instruct the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of consummation of our initial Business Combination or liquidation. As a result, following such liquidation, the interest earned on the funds held in the Trust Account could be less than the interest earned on U.S. government securities or money market funds, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Q:	How do I exercise my redemption rights?

A:

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on                 , 2023 (two business days before the Special Meeting), (i) submit a written request to the Company’s transfer agent that the Company redeem your Public Shares for cash and (ii) deliver your stock to the Company’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company, the Company’s transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any requests for redemption include the identity of the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to the Company’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC. and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with the Company’s consent. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Mackenzie Partners, Inc. (“Mackenzie Partners”) to assist in the solicitation of proxies for the Special Meeting. The Company will reimburse Mackenzie Partners for reasonable out-of-pocket expenses and will indemnify Mackenzie Partners and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals, or if you need additional copies of this proxy statement or the proxy card you should contact our proxy solicitor at:

Mackenzie Partners, Inc.

1407 Broadway – 27th Floor

New York, New York 10018

Call Toll-Free (800) 322-2885

E-mail: proxy@mackenziepartners.com

You may also contact the Company at:

KnightSwan Acquisition Corporation

99 Wall Street, #460

New York, NY 10005

Attention: Matthew McElroy

E-mail: Matt.McElroy@knightswan.com

To obtain timely delivery, the Company’s stockholders and warrantholders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Company’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: SPAC Administration Team

Email: spacredemptions@continentalstock.com

BACKGROUND

General

The Company is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination with one or more businesses.

On January 25, 2022, the Company consummated its initial public offering of 23,000,000 Units, which included the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A Common Stock and one-half of one Public Warrant, with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000. Simultaneously with the closing of the initial public offering, the Company completed the private placement of an aggregate of 13,100,000 warrants (the “private placement warrants”) to the Sponsor at a purchase price of $1.00 per private placement warrant, generating gross proceeds to the Company of $13,100,000.

Upon the closing of the initial public offering and private placement, $235,750,000 ($10.25 per Unit) of the net proceeds of the sale of the Units in the initial public offering and the private placement was placed in the Trust Account.

The Extension Proposal

The Board currently believes that there will not be sufficient time before July 25, 2023 to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension (unless the Sponsor exercises the Extension Option). Without the Extension, we believe that we will not be able to complete a Business Combination on or before July 25, 2023.

The Company’s IPO prospectus and Certificate of Incorporation provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO prospectus and Certificate of Incorporation provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the permitted time period (unless the Sponsor exercises the Extension Option), the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond July 25, 2023 to the Extended Date. We intend to hold a Business Combination Special Meeting prior to the Extended Date in order to seek stockholder approval of a Business Combination.

We believe that, given the Company’s expenditure of time, effort and money on searching for potential Business Combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a Business Combination.

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

The Company’s Special Meeting

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held on                     , 2023, at 10:00 a.m., Eastern Time, conducted via live webcast at the following address                 . You will need the control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

Proposals at the Special Meeting

At the Special Meeting, the Company will ask its stockholders to vote in favor of the following proposals:

1.

Proposal No. 1 — The “Extension Amendment Proposal” — To amend the Company’s amended and restated Certificate of Incorporation to extend the date by which the Company has to consummate a Business Combination (the “Extension”) from July 25, 2023 to                  (or such earlier date as determined by the Board) (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.

Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Class A Common Stock or Class B Common Stock at the close of business on                  , 2023, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Class A Common Stock or Class B Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were                  shares of Class A Common Stock outstanding and                  shares of Class B Common Stock outstanding. All of the outstanding shares of Class B Common Stock are held by our Sponsor.

Our Sponsor has agreed to vote all of its shares of Common Stock in favor of the Extension Amendment Proposal and the Adjournment Proposal. The Company’s issued and outstanding warrants do not have voting rights at the Special Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Special Meeting

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, but if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

It is possible that the Company will not be able to complete its initial Business Combination on or before the Extended Date if the Extension Amendment Proposal is approved. If the Company fails to complete its initial Business Combination on or before the Extended Date if the Extension Amendment Proposal is approved, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Company’s bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

If the Company does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Mackenzie Partners, our proxy solicitor, at (800) 322-2885.

Redemption Rights

If the Extension Amendment Proposal is approved, and contingent upon the effectiveness of the implementation of the Extension, the Company will provide public stockholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their Public Shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account but after Permitted Withdrawals and net of taxes payable. You will be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed initial Business Combination or if the Company has not consummated an initial Business Combination by the Extended Date.

You will be entitled to receive cash for any Public Shares to be redeemed in connection with the Extension Amendment Proposal only if you:

(i)	hold Public Shares, and

(ii)

prior to 5:00 p.m., Eastern Time, on                , 2023, (a) submit a written request to Continental that the Company redeem your Public Shares for cash and (b) deliver your stock certificates (if any) and other redemption forms to Continental, physically or electronically through DWAC.

Holders of Public Shares do not need to affirmatively vote on the Extension Amendment Proposal or be a holder of such Public Shares as of the Record Date to exercise redemption rights. If the Extension Amendment Proposal is not approved, these Public Shares will not be redeemed for cash. If a holder of Public Shares properly demands redemption, delivers his, her or its stock certificates (if any) and other redemption forms to Continental, and the Extension Amendment Proposal is consummated, we will redeem each Public Shares for the Per-Share Redemption Price. It is anticipated that this would amount to approximately $                per share. If a holder of Public Shares exercises his, her or its redemption rights, then such holder will be exchanging his, her or its Public Shares for cash and will no longer own such Public Shares.

Holders may demand redemption by delivering their stock certificates (if any) and other redemption forms, either physically or electronically using DTC’s DWAC System, to the Company’s transfer agent prior to the vote at the Special Meeting. If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

The Company’s transfer agent can be contacted at the following address:

Continental Stock Transfer & Trust Company

1 State Street — 30th Floor

New York, New York 10004

Attn: SPAC Administration Team

Email: spacredemptions@continentalstock.com

Furthermore, if a holder of a Public Share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

The closing price of our Public Shares on                , 2023, the Record Date, was $                per share. The cash held in the Trust Account on such date was approximately $                million or $                per public share). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If you elect to redeem your Public Shares, you will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Company does not consummate an initial Business Combination on or before the Termination Date, and the Extension Amendment Proposal is not approved, the Company will be required to dissolve and liquidate the Trust Account (unless the Sponsor exercises the Extension Option) by returning the then remaining funds in such account to the public stockholders and all of the Company’s warrants will expire worthless.

Your right to redeem your Public Shares in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of the Company stockholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to the Company stockholders.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE THE COMPANY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on                , 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Administration Team, spacredemptions@continentalstock.com, or to deliver your Public Shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on                , 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on                , 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on                , 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders. If the Extension Amendment Proposal is not approved or is abandoned, these shares will be returned promptly following the Special Meeting as described above.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of shares of Common Stock or Warrants in connection with the Extension Amendment Proposal.

Solicitation of Proxies

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Mackenzie Partners to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Mackenzie Partners a fee of up to $15,000 in connection with the Extension Amendment. The Company will reimburse Mackenzie Partners for reasonable out-of-pocket expenses and will indemnify Mackenzie Partners and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Public Shares for their expenses in forwarding soliciting materials to beneficial owners Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of the Board and officers have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Extension Amendment Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the beneficial ownership of the Sponsor and certain members of the Board and officers of an aggregate of 5,750,000 shares of Class B Common Stock and 13,100,000 private placement warrants, which shares and warrants were acquired for an aggregate investment of $13,100,000 at the time of the IPO and would become worthless if the Company does not complete a Business Combination by July 25, 2023 (or                 if the Extension Amendment Proposal is approved (or such earlier date as determined by the Board)) (unless the Sponsor exercises the Extension Option), as such stockholders have waived any redemption right with respect to these shares. Such shares have an aggregate market value of approximately $            , based on the closing price of Class A Common Stock of $             on                  , 2023, the Record Date. Because the shares of Class B Common Stock were purchased for a nominal amount, the Sponsor could achieve a significant positive return even if the trading price of shares of the Company following the closing of a Business Combination declines significantly. Each of Teresa Carlson, Anne K. Altman, Dr. Merlynn Carson, S. Leslie Ireland, Dawn Meyerriecks and Laura Price, all of whom are directors of the Company, has an economic interest in the founder shares and private placement warrants purchased by the Sponsor as a result of his or her direct or indirect ownership of membership interests in the Sponsor or founder shares;

•

in connection with the IPO, the Company, the Sponsor and the directors and officers of the Company entered into a certain letter agreement, pursuant to which they have agreed to: (a) waive their redemption rights with respect to any shares of Class A Common Stock and shares of Class B Common Stock held by them in connection with the completion of our initial Business Combination, (b) waive their redemption rights with respect to any shares of Class A Common Stock and shares of Class B Common Stock held by them in connection with a stockholder vote to approve an amendment to our Certificate of Incorporation to modify the substance or timing of our obligation to provide for the redemption of our Class A Common Stock in connection with an initial Business Combination or to redeem 100% of our Class A Common Stock if we have not consummated our initial Business Combination by the Termination Date; and (c) waive their rights to liquidating distributions from the Trust Account with respect to any shares of Class B Common Stock held by them if we fail to complete our initial Business Combination by the Termination Date (although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if we fail to complete our initial Business Combination by the Termination Date);

•

in August 2021, our Sponsor agreed to loan the Company up to $300,000 to cover expenses related to the IPO pursuant to a promissory note. The loan was non-interest bearing, unsecured and due on the earlier of September 30, 2022 or the closing of the IPO. We borrowed $124,500 under this promissory note and repaid the full outstanding balance of the promissory note at the close of the IPO;

•

the Company entered into an Administrative Services Agreement pursuant to which the Company pays an affiliate of our Sponsor a total of $20,000 per month for office space and administrative and support services. Upon completion of an initial Business Combination or dissolution of the Company, the Company will cease paying these monthly fees;

•

in order to finance transaction costs in connection with an intended initial Business Combination, our Sponsor, an affiliate of our Sponsor or the Company’s officers and directors may, but none of them is obligated to, loan the Company funds as may be required;

•

the fact that the Extension Amendment Proposal, if approved, would allow the Company to extend the Termination Date from July 25, 2023 to                without requiring the Sponsor to exercise the Extension Option;

•	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after a Business Combination;

•

the fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable Business Combinations. As of                 , 2023, our Sponsor and its affiliates had incurred $                 of unpaid reimbursable expenses; and

•	the fact that our Sponsor, officers and directors will lose their entire investment in us if an initial Business Combination is not completed.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates an initial Business Combination, the officers and directors may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Certificate of Incorporation to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to give the Company additional time to complete a Business Combination. A copy of the proposed amendment to the Certificate of Incorporation of the Company is attached to this proxy statement as Annex A.

The Board believes that it is in the best interests of the Company stockholders that the Extension be obtained so that the Company will have additional time to consummate a Business Combination. Without the Extension, the Company would not be able to complete a Business Combination on or before the Termination Date (unless the Sponsor exercises the Extension Option).

If the Extension is approved and implemented, the Company intends to continue to search for a target business with which to effect a Business Combination as soon as practicable and in any event on or before the Extended Date.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential Business Combination opportunities, circumstances warrant ensuring that the Company is in the best position possible to consummate a Business Combination and that it is in the best interests of the Company’s stockholders that the Company obtain the Extension. The Company believes a Business Combination will provide significant benefits to its stockholders.

As contemplated by the Certificate of Incorporation, the holders of Class A Common Stock may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in the Certificate of Incorporation as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

On the Record Date, the redemption price per share was approximately $                , based on the aggregate amount on deposit in the Trust Account of approximately $                million as of the Record Date (including interest not previously released to the Company but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the NYSE on the Record Date was $                . Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $                [more/less] per share than if the stock was sold in the open market. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Certificate of Incorporation provides that the Company currently has until July 25, 2023 to complete an initial Business Combination (unless the Sponsor exercises the Extension Option). The purpose of the Extension Amendment is to allow the Company more time to complete its initial Business Combination.

The Board currently believes that there will not be sufficient time before July 25, 2023 to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business

Combination, we will need to obtain the Extension (unless the Sponsor exercises the Extension Option). Without the Extension, we believe that we will not be able to complete a Business Combination on or before July 25, 2023.

The Company’s IPO prospectus and Certificate of Incorporation provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO prospectus and Certificate of Incorporation provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the permitted time period (unless the Sponsor exercises the Extension Option), the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond July 25, 2023 to the Extended Date. We intend to hold a Business Combination Special Meeting prior to the Extended Date in order to seek stockholder approval of a Business Combination. We will not proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

We believe that, given the Company’s expenditure of time, effort and money on searching for potential Business Combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, the Sponsor may still exercise the Extension Option.

If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Termination Date, the Company will (unless the Sponsor exercises the Extension Option): (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Holders of our shares of Class B Common Stock waived their rights to participate in any liquidation distribution with respect to the 5,750,000 shares of Class B Common Stock held by them. There will be no distribution from the Trust Account with respect to the warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account. The Company will pay any costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to file an amendment to the Certificate of Incorporation with Delaware in the form of Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will then continue to attempt to consummate a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its Common Stock and Public Warrants are expected to remain publicly traded during this time.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the amount currently held in the Trust Account.

Certain Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. Because the components of each Unit sold in the Company’s initial public offering are separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Shares. As a result, the discussion below with respect to actual holders of Public Shares should also apply to holders of Units (as the deemed owners of the underlying Public Shares) that separate their Units into one share of Class A Common Stock and one-half of one warrant for the purpose of exercising their redemption rights. This discussion assumes that holders currently hold the Company securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and except as otherwise discussed below, the special tax rules that may apply to certain types of investors, such as:

•	banks or financial institutions;

•	insurance companies;

•	brokers, dealers or traders in securities, commodities or currencies;

•	traders that elect to use a mark-to-market method of accounting;

•	persons holding the securities as part of a “straddle,” hedge, integrated transaction or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	U.S. expatriates or former long-term residents of the United States;

•	partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such entities;

•	S corporations;

•	regulated investment companies;

•	real estate investment trusts;

•	grantor trusts;

•	persons whose Public Shares are subject to a liability;

•	persons holding founder shares or private placement warrants;

•	persons subject to the applicable financial statement accounting rules under Section 451(b) of the Code;

•	Non-U.S. Holders (as defined below); and

•	tax-exempt entities.

If you are an entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend on the status of your partners and your activities. If you are a partnership or a partner in a partnership, you should consult your Public Shares.

This discussion is based on the Code, and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, all of which are subject to differing interpretations or change, possibly on a retroactive basis. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income tax (such as gift and estate taxes).

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION TO REDEEM YOUR PUBLIC SHARES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders

A stockholder who does not elect to redeem its Public Shares will continue to own its Public Shares and Public Warrants, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.

U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares

For purposes of this discussion, a U.S. Holder is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust (i) the administration of which is subject to the primary supervision of a court in the United States and for which one or more U.S. persons have the authority to control all substantial decisions or (ii) that has an election in effect under applicable income tax regulations to be treated as a United States person for U.S. federal income tax purposes.

A Non-U.S. Holder is a beneficial owner of Public Shares that is not a U.S. Holder and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

This section summarizes the expected U.S. federal income tax consequences of the redemption of Public Shares for U.S. Holders of Public Shares.

In the event that you elect to have your Public Shares redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the Public Shares under Section 302 of the Code.

If the redemption qualifies as a sale of the Public Shares, you generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in respect of the Public Shares and (ii) your adjusted tax basis in your Public Shares. Your adjusted tax basis in the Public Shares generally should equal your acquisition cost for those shares. If you purchased an investment unit consisting of a share of Class A Common Stock, the cost of such Unit must be allocated among the securities underlying the Unit based on their relative fair market values at the time of the purchase. The price allocated to the one Public Share and the one-half of one warrant underlying the Unit generally should be the holder’s tax basis in such Public Share and such warrant. The foregoing treatment of the Public Shares and Public Warrants, including the holder’s allocation of the tax basis, is not binding on the Internal Revenue Service (the “IRS”), or the courts. Because there are no authorities that directly address instruments that are similar to the Units, no assurance can be given that the IRS, the courts, or any other authority will agree with the characterization described above. Accordingly, each holder is urged to consult its tax advisors regarding the tax consequences of the exercise of redemption rights (including alternative characterizations of a Unit or treatments thereof).

Any such capital gain or loss generally will be long-term capital gain or loss if your holding period for the Public Shares so disposed of exceeds one year at the time of the disposition. It is unclear, however, whether the redemption rights with respect to the Public Shares may have suspended the running of the applicable holding period for this purpose. Long-term capital gains recognized by you if you are a non-corporate U.S. Holder may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

If the redemption does not qualify as a sale of Public Shares, you will be treated as receiving a cash distribution from the Company. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) your adjusted tax basis in your Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of your Public Shares and will be taxed in the manner described in the preceding paragraphs. If you are taxable as a corporation for U.S. federal income tax purposes, the portion of any redemption payment that the Company pays to you that is treated as a dividend generally will qualify for the dividends received deduction if the requisite holding period is satisfied. If you are a non-corporate U.S. Holder, with certain exceptions (including, but not limited to, if you elect to treat such dividends as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, any portion of any redemption payment that the Company pays to you that is treated as a dividend generally will constitute “qualified dividends” that may be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares would prevent you from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of Public Shares treated as held by you (including any stock you constructively owned as a result of owning Public Warrants) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale by you of your Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, you would take into account not only stock actually owned by you, but also shares of the Company stock that you constructively owned. You may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any stock you have a right to acquire by exercise of an option, which generally would include Public Shares that could be acquired pursuant to the exercise of the Public Warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by you immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of its outstanding voting stock actually and constructively owned by you immediately before the redemption. There will be a complete termination of your interest if either (i) all of the shares of the Company’s stock actually and constructively owned by you are redeemed or (ii) all of the shares of the Company’s stock actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of stock owned by certain family members and you do not constructively own any other Public Shares. The redemption of the Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of your proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in your proportionate interest in the Company will depend on your particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax advisor as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will not be treated as a sale, but will be treated as a distribution to you in respect of your Public Shares and you will be subject to the tax consequences described above. If the amount of the distribution you receive does not exceed your adjusted tax basis in your redeemed Public Shares, any of your remaining tax basis in the redeemed Public Shares will be added to your adjusted tax basis in any of your remaining Public Shares, or, if you have none, to your adjusted tax basis in your Public Warrants or, possibly, other stock constructively owned by you.

If you are a U.S. Holder who actually or constructively owns five percent or more of the Company’s stock (by vote or value) before redemption, you may be subject to special reporting requirements with respect to a redemption of Public Shares, and you should consult your tax advisor with respect to your reporting requirements.

Holders who hold different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Medicare Tax

Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividends and other income, including capital gain from the sale or disposition of Public Shares.

Information Reporting and Backup Withholding

The Company or its paying agent must report annually to U.S. Holders and the IRS amounts paid to such holders on or with respect to Public Shares during each calendar year, the amount of proceeds from the sale of Public Shares, and the amount of tax, if any, withheld from such payments. A U.S. Holder will be subject to backup withholding on dividends paid on Public Shares and proceeds from the sale of Public Shares at the applicable rate if the U.S. Holder is not otherwise exempt and (i) the holder fails to provide the Company or its paying agent with a correct taxpayer identification number, (ii) the Company or its paying agent is notified by the IRS that the holder provided an incorrect taxpayer identification number, (iii) the Company or its paying agent is notified by the IRS that the holder failed to properly report payments of interest or dividends or (iv) the holder fails to certify under penalty of perjury that it has provided a correct taxpayer identification number and has not been notified by the IRS that it is subject to backup withholding. A U.S. Holder generally may establish that it is exempt from or otherwise not subject to backup withholding by providing a properly completed IRS Form W-9 to the Company or its paying agent.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Holders of Public Shares

General

This section summarizes the expected U.S. federal income tax consequences of the exercise of redemption rights to Non-U.S. Holders of Public Shares. For purposes of the below discussion, if you elect to have your shares of Public Shares redeemed, the characterization for U.S. federal income tax purposes of the redemption of your shares of Public Shares generally will correspond to the U.S. federal income tax characterization that would be applicable to such a redemption by a U.S. Holder of Public Shares, as described under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares” above.

Taxable Sales or Exchanges

If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a sale or exchange of your Public Shares for U.S. federal income tax purposes, you will not be subject to U.S. federal income tax on any gain or loss on such event (which generally would be calculated in the same manner as if you were a U.S. Holder) unless either (i) the gain is effectively connected with the conduct of a trade or business by you within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by you), (ii) you are an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met or (iii) the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that you held Public Shares and, in the case where Public Shares are regularly traded on an established securities market, you have owned, directly or constructively, more than 5% of the Public Shares, at any time within the shorter of the five-year period preceding the disposition or your holding period for the Public Shares.

Unless an applicable treaty provides otherwise, gain described in clause (i) immediately above will be subject to tax at generally applicable U.S. federal income tax rates as if you were a U.S. resident. Any gain described in clause (i) immediately above if you are a corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If you are an individual Non-U.S. Holder described in clause (ii) immediately above, you generally will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, which may be offset by U.S. source capital losses. If you are eligible for the benefits of an income tax treaty between the United States and your country of residence, any gain described in clause (ii) immediately above will be subject to U.S. federal income tax in the manner specified by the income tax treaty and generally will only be subject to such tax if such gain is attributable to a permanent establishment maintained by you in the United States. To claim the benefit of any applicable income tax treaty, you must properly submit an applicable IRS Form W-8. You should consult your tax advisor regarding the potential application of income tax treaties and your eligibility for income tax treaty benefits.

In the case of clause (iii) two paragraphs above, the Company would be classified as a United States real property holding corporation if the fair market value of the Company’s “United States real property interests” equal or exceed 50 percent of the sum of the fair market value of the Company’s worldwide real property interests plus the Company’s other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. As the Company has generally only held cash, cash equivalents and government securities since its inception, the Company does not believe that it is or has ever been a United States real property holding corporation.

Distributions

If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a distribution for U.S. federal income tax purposes, in general, any distributions the Company makes to you with respect to Public Shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute a dividend for U.S. federal income tax purposes and, provided such dividends are not effectively connected with your conduct of a trade or business within the United States, the Company would be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (on an applicable IRS Form W-8).

Any distribution not constituting a dividend will be treated first as reducing (but not below zero) your adjusted tax basis in your Public Shares and, to the extent such distribution exceeds your adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described immediately above.

The withholding tax does not apply to dividends paid to you if you provide an IRS Form W-8ECI certifying that the dividends are effectively connected with your conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if you were a U.S. resident. A Non-U.S. Holder that is a corporation that receives effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate) on the repatriation from the U.S. of its effectively connected earnings and profits for the taxable year, adjusted for certain items.

Each Non-U.S. Holder is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of a redemption treated as a distribution, including with respect to potentially applicable income tax treaties that may provide for different rules.

FATCA

Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) impose a 30% U.S. federal withholding tax on payments of dividends on Public Shares made to (i) a “foreign financial institution,” as defined under such rules, unless such institution enters into an agreement with the Department of Treasury to, among other things, collect and provide to it substantial information regarding such institution’s United States financial account holders, including certain account holders that are non-U.S. entities with United States owners or, in the case of a foreign financial institution in a jurisdiction that has entered into an intergovernmental agreement with the United States, such institution complies with the requirements of such agreement and (ii) a “non-financial foreign entity,” as defined under such rules, unless such entity provides the paying agent with a certification that it does not have any substantial United States owners or a certification identifying the direct and indirect substantial United States owners of the entity, unless in each case, an exemption applies.

Information Reporting and Backup Withholding

Information returns may be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of Units, Public Shares and Public Warrants. Non-U.S. Holders may have to comply with certification procedures to establish that such Non-U.S. Holders are not United States persons in order to avoid backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

State, Local and Non-U.S. Taxes

The Company and the holders of Public Shares may be subject to state, local or non-U.S. taxation in various jurisdictions, including those in which it or they transact business, own property or reside. The state, local or non-U.S. tax treatment of the Company and its stockholders may not conform to the U.S. federal income tax treatment discussed above. Any non-U.S. taxes incurred by the Company would not pass through to stockholders as a credit against their U.S. federal income tax liability. Prospective stockholders should consult their tax advisors regarding the application and effect of state, local and non-U.S. income and other tax laws on a redemption of Public Shares.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the redemption of Public Shares in connection with the Extension Amendment.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies or additional time to effectuate the Extension, if necessary. The Adjournment Proposal will only be presented to the Company’s stockholders in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension. In no event will the Board adjourn the Special Meeting beyond July 25, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers and directors that beneficially owns shares of our Common Stock; and

•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 23,000,000 shares of Class A Common Stock outstanding and 5,750,000 shares of Class B Common Stock outstanding as of the Record Date. On all matters to be voted upon, the holders of the Common Stock vote together as a single class. The table below does not include the shares of Class A Common Stock underlying the private placement warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Percentage of Outstanding Common Stock
KnightSwan Sponsor LLC(2)(3)	—	—	5,750,000	100.00%	20.00%
Teresa Carlson(3)	—	—	5,750,000	100.00%	20.00%
Matthew McElroy(3)	—	—	—	—	—
Anne K. Altma(3)	—	—	—	—	—
Dr. Merlynn Carson(3)	—	—	—	—	—
S. Leslie Ireland(3)	—	—	—	—	—
Dawn Meyerriecks(3)	—	—	—	—	—
Laura Price(3)	—	—	—	—	—
Barclays PLC(4)	1,257,564	5.47%	—	—	4.37%
Highbridge Capital Management LLC(5)	2,024,829	8.80%	—	—	7.04%
Shaolin Capital(6)	1,545,616	6.72%	—	—	5.38%
All directors, executive officers and advisors as a group (7 individuals)	—	—	5,750,000	100.00%	20.00%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is in care of the Company at 99 Wall Street, Suite 460, New York, New York 10005.
(2)

Interests in shares of Class B common stock will automatically convert into shares of Class A common stock at the time of our initial Business Combination on a one-for-one basis, subject to adjustment, as described in our registration statement.

(3)

Each of our officers and directors hold a direct or indirect interest in our Sponsor. Each individual named above disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest such person may have in such shares, directly or indirectly. Ms. Carlson is the managing member of our Sponsor and has voting and investment discretion with respect to the shares of Class B common stock held of record by our Sponsor. In addition, Ms. Carlson may be entitled to distributions of private placement warrants from our sponsor following the consummation of our initial business combination.
(4)

According to Schedule 13G, filed on January 10, 2023 by Barclays PLC and Barclays Bank PLC (the “Barclays Parties”), the business address of such parties is 1 Churchill Place, London, E14 5HP, England. The Barclays Parties hold 2,515,128 shares of Class A common stock, with each party holding 1,257,564 shares of Class A common stock.

(5)

According to Schedule 13G, filed on February 2, 2023 by Highbridge Capital Management, LLC (“Highbridge”), the business address of Highbridge is 277 Park Avenue, 23rd Floor, New York, NY, 10172. Highbridge holds 2,024,829 shares of Class A common stock.

(6)

According to Schedule 13G, filed on February 13, 2023 by Shaolin Capital Management LLC (“Shaolin”), the business address of Shaolin is 230 NW 24th Street, Suite 603, Miami, FL 33127. Shaolin holds 1,545,616 shares of Class A common stock. Shaolin serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd., MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, DS Liquid DIV RVA SCM LLC and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC, being managed accounts advised by Shaolin.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold a Business Combination Special Meeting before the Extension Date to consider and vote upon approval of a Business Combination. If a Business Combination is consummated, you will be entitled to attend and participate in the annual meetings of stockholders of the surviving entity following a Business Combination.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•	if the shares are registered in the name of the stockholder, the stockholder should contact the Company at the following address and e-mail address:

KnightSwan Acquisition Corporation

99 Wall Street, #460

New York, NY 10005

Attention: Matthew McElroy

E-mail: Matt.McElroy@knightswan.com

•	if a broker, bank or nominee holds the shares, the stockholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement as well as the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Extension or the proposals to be presented at the Special Meeting, you should contact us in writing:

KnightSwan Acquisition Corporation

99 Wall Street, #460

New York, NY 10005

Attention: Matthew McElroy

E-mail: Matt.McElroy@knightswan.com

You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:

Mackenzie Partners, Inc.

1407 Broadway – 27th Floor

New York, New York 10018

Call Toll-Free (800) 322-2885

E-mail: proxy@mackenziepartners.com

If you are a stockholder of the Company and would like to request documents, please do so by                , 2023 to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

KNIGHTSWAN ACQUISITION CORPORATION

Pursuant to Section 242 of the

Delaware General Corporation Law

1.

The undersigned, being a duly authorized officer of KNIGHTSWAN ACQUISITION CORPORATION (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

2.	The name of the Corporation is KnightSwan Acquisition Corporation.

3.

The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 13, 2021, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 20, 2022.

4.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.

This Amendment to the Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

Immediately after the Offering, a portion of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ option to purchase additional units) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as amended (the “Registration Statement”), shall be deposited into a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the amounts withdrawn as described in the Registration Statement (“Permitted Withdrawals”), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of one-hundred percent (100%) of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by              (or such earlier date as determined by the Board) (the “Completion Window”) or (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this          day of             , 2023.

KNIGHTSWAN ACQUISITION CORPORATION

By:
Name:
Title:

A-2

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

PROXY CARD

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

KNIGHTSWAN ACQUISITION CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Teresa Carlson and Matthew McElroy (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of KnightSwan Acquisition Corporation (the “Company”) to be held virtually on            , 2023 at 10:00 a.m., Eastern time, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

KNIGHTSWAN ACQUISITION CORPORATION —THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal —To amend the amended and restated certificate of incorporation of KnightSwan Acquisition Corporation (the “Company”) to extend the date by which the Company has to consummate a business combination from July 25, 2023 to , or such earlier date as the Board may determine.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Adjournment Proposal —To adjourn the special meeting of the Company stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date: , 2023

Signature

Signature (if held jointly)
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have the same effect as a vote AGAINST proposal 1 and will have no effect on proposal 2. The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~